EXHIBIT 10.32
[***] indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission. 837.1

THIS AGREEMENT is made on  26th November 2014

BETWEEN:

(1)
INVIBIO LIMITED, a company incorporated in England and Wales (registered no. 4088050), whose principal place of business is at Technology Centre, Hillhouse International, Thornton Cleveleys, Lancashire FY5 4QD ("Supplier"); and

(2)
LDR MEDICAL SAS a company incorporated in France, (registered no. 433924529) whose principal place of business is at Hôtel de Bureaux 1, 4 rue Gustave Eiffel, 10430 Rosières-Près-Troyes - France ( “Buyer”).

INTRODUCTION:

(A)	Supplier is engaged in the manufacture and sale of the Materials (as defined below)

(B)	Buyer wishes to purchase the Materials from Supplier and Supplier is willing to supply Buyer with the Materials, both on the terms and conditions set out in this Agreement.

(C)	Buyer and Supplier entered the Existing Agreement (defined below). Buyer and Supplier want to terminate the Existing Agreement. In this Agreement, Buyer and Supplier agree [***].
THE PARTIES AGREE as follows:
1. INTERPRETATION
In this Agreement:
"Agreement" means this Agreement, as it may be amended from time to time as permitted herein;
"Associated Company" means, in relation to any company, its subsidiaries and associates from time to time, any holding company of that company and the other subsidiaries and associates from time to time of any suceh holding company (as such terms are defined in Section 736 of the Companies Act 1985 and Section 435 of the Insolvency Act 1986). Reference in this Agreement to Buyer shall encompass all Associated Companies of Buyer;
“Batch” -a specific quantity of a drug or other material that is intended to have uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture;
"Biomaterials" means Supplier's specific grade of PEEK-OPTIMA polyaryletherketone, manufactured in granular form to the Specification;
"Buyer Products” means the products listed in Schedule 2 as may be amended from time to time by mutual written agreement together with those devices (if not already listed in Schedule 2) which incorporate Materials, for which clearance to market has been obtained by Buyer from a regulatory body ;
[***]

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“Effective Date” means the 1st October 2014;
“Existing Agreement” means Limited Territory Agreement for the Supply of Stock Shape Polyaryletheretherketone supply assurance agreement between Buyer and Supplier dated 31st January 2003 and the related and subsequent amendments;
“Existing Material” means those polyaryletherketone materials supplied by Supplier to Buyer under the terms of the Existing Agreement, either as Biomaterials or as Stock Shape which is either:
(a) incorporated into Buyer Products which have been sold by Buyer to a customer before the Effective Date (“type a”); and
(b) incorporated into Buyer Products which have not been sold by Buyer to a customer before the Effective Date in respect of which Supplier is entitled to an [***] pursuant to the provisions of the Existing Agreement (“type b”); and
(c) Buyer Products into which Existing Materials have been partially incorporated at the Effective Date (“type c”) ; and
(d) Existing Materials supplied under the Existing Agreement at the Effective Date (“type d”).
"Group" means Supplier, its subsidiaries, any holding company of Supplier from time to time and the subsidiaries from time to time of Supplier’s any such holding company (“holding company” and “subsidiary” shall have the meaning given to them in section 1159 of the Companies Act 2006 and a company shall be treated, for the purposes only of the membership requirement contained in subsections 1159(1)(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (i) another person (or its nominee), whether by way of security or in connection with the taking of security, or (ii) its nominee). (“Buyer Group” shall mean Buyer, Buyers subsidiaries, any holding company of Buyer and the subsidiaries from time to time of any such holding company);
"Japan" includes all locations where the judicial jurisdiction of Japan extends, including territories and possessions of Japan;
[***]
“Lot” - a Batch, or a specific identified portion of a Batch, having uniform character and quality within specified limits;
"Materials" means those polyaryletherketone materials supplied by Supplier to Buyer under the terms of this Agreement, either as Biomaterials or as Stock Shape;

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“Quarterly” means each successive period of three months commencing on 1st October, 1st January, 1st April and 1st July during the Term;
"Specification" means the selling specification for the Biomaterials set out in Schedule 1, Part I. Such Specification may be changed, modified, amended or supplemented from time to time by agreement;
"Stock Shape" means the Biomaterials melt processed so as to form an extruded rod stock;
"Supply Manufacturing Definition" means the dimensional, mechanical and physical properties of the Stock Shape, as set out in Schedule 1, Part II. Such Supply Manufacturing Definition may be changed, modified, amended or supplemented from time to time by Supplier upon giving not less than three months’ written notice to Buyer;
“Term” shall mean the Initial Term together with, as applicable, the Extended Term and the [***].
"Territory" means every country worldwide;
"USA" includes all locations where the judicial jurisdiction of the United States of America extends, including territories and possessions of the United States of America;
"Year" means each successive period of 12 months commencing on the Effective Date of this Agreement; and
"€" means Euro.
1.1    In this Agreement, unless the context requires otherwise, a reference to:

1.1.1
an agreement (including this Agreement) is to such agreement as amended, supplemented or novated from time to time and includes a reference to any document which amends, supplements or novates the relevant agreement;

1.1.2	any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re‑enacted;

1.1.3	clauses, sub-clauses and schedules is a reference to a clause or sub-clause of, or schedule to, this Agreement.

1.2
The schedules, form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the schedules.

1.3    The headings in this Agreement are for convenience only and do not affect its interpretation.
2    SUPPLY of the MATERIALS

2.1
The Existing Agreement is terminated with effect from the Effective Date subject to the terms of this Agreement. Provisions in the Existing Agreement which expressly or by implication are intended to survive termination shall continue in force and effect notwithstanding such termination.

2.2	Buyer shall purchase from Supplier and Supplier shall sell to Buyer the Materials pursuant to an order placed by Buyer with Supplier in accordance with the terms of this Agreement..
3    TERM

3.1
This Agreement has a term of four (4) Years from the Effective Date of this Agreement (the “Initial Term”), unless terminated earlier in accordance with its terms. Thereafter, this Agreement shall automatically continue for consecutive periods of one (1) Year at a time (the “Extended Term”), unless either party provides no less than ninety (90) days written notice of termination to the other party prior to the commencement of each such additional Year.

3.2	[***].

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4    Use of the MATERIALS

4.1
Buyer shall only use the Materials for the manufacture, distribution and sale of Buyer Products to third parties, and for no other purpose (with the sole exception that unused Material or waste from Buyer Product manufacturing process which contains Materials, may be sold to third parties for use strictly in non-medical applications only. Supplier makes no representations and gives no warranties as to the suitability or otherwise of the Materials or waste from Buyer Product manufacturing process which contains Materials for use in non-medical applications.)

4.1.1.
Buyer commits to exclusively purchase all of its requirements for medical implant grade PEEK (polyetheretherketone) only from Supplier for [***] commencing from the Effective Date provided that PEEK (polyetheretherketone) from Supplier shall meet the specifications required for any new products of Buyer;

4.1.2	Supplier and Buyer agree that the clause 4.1.1 shall not be enforceable for any products acquired by Buyer which may contain, in whole or in part, any polyetheretherketone.

4.2	Buyer shall, before supplying Buyer Products to any third party, make all reasonable enquiries to ascertain where the third party intends to sell, supply or use Buyer Products.

4.3
Subject to clause 12.5, Supplier hereby grants Buyer a non-exclusive, non- transferable licence to use Supplier’s PEEK-OPTIMA® and INVIBIO® trademarks (the “Trademarks”) solely in connection with Buyer’s sale of Buyer Products provided that:

4.3.1	all usage by Buyer of the Trademarks shall comply with any usage guidelines as are provided by Supplier from time to time; and

4.3.2
if Buyer references the Materials or the source of the Materials on its website, in press releases, brochures, catalogues, technical data sheets or in any other advertising or promotional material or packaging materials in respect of Buyer Products, then Buyer shall indicate that such Buyer Products comprise PEEK-OPTIMA® polymer from SUPPLIER®, and

4.3.3
if any use by Buyer of either of the Trade Marks is (or threatens to be) damaging or detrimental to the repute or distinctive character of, or the goodwill attaching to, that Trade Mark, then Supplier may by notice in writing require Buyer to cease such use of the Trade Marks. If Buyer fails to cease to use within thirty (30) days of receiving such notice, Buyer shall be in material breach of this Agreement and Supplier may by further notice in writing terminate this Agreement with immediate effect. Supplier shall act reasonably in issuing such a notice.

4.4
[***], Buyer shall not use any form of polyaryletherketone, or any products containing polyaryletherketone, other than the Materials, in Buyer Products. Buyer shall not sell, supply or otherwise make the Materials available to third parties, except when incorporated into Buyer Products sold in the Territory in the normal course of business.

4.5
Buyer shall not make any alterations to the chemical structure of Materials, including, but not limited to the following: alteration of the bulk particle size; alteration by addition of extenders, colorants, or plasticizers; alteration by addition of additives that have a biological function; alteration by addition of any other additives not specifically mentioned herein; alteration to the molecular weight or chain branching; alteration to the solution of melt viscosity; or, alteration to the thermal stability or other thermal properties. Notwithstanding anything in this Section 4.5 to the contrary, Buyer shall be entitled to coat Buyer Products with titanium or other materials.

4.6
Supplier shall be entitled to discontinue the supply of the Materials if Supplier has reasonable grounds for concluding (based on documentary evidence) that Buyer has acted or is acting in breach of this clause 4.

4.7
Supplier and Buyer shall give each other prompt written notice of any adverse facts or issues which come to their attention relating to the safety or efficacy of any Materials sold hereunder. Notwithstanding any other provision of this Agreement, in the event that Supplier reasonably believes that any adverse facts or issues relating to the safety or efficacy of the Materials may result in liability to Supplier, Supplier may, at its sole discretion, immediately terminate this Agreement.

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5    PRICES

5.1
The initial price to be paid by Buyer to Supplier for all consignments of the Materials delivered [***] is as detailed in Schedule 3. Prices for subsequent Years may be subject to increase in accordance with Schedule 3.

5.2
Supplier shall, on the date of delivery of a consignment of the Materials, invoice Buyer for that consignment. Buyer shall pay each invoice in full within [***] of the date of the invoice in cleared funds to the bank account notified from time to time by Supplier.

6.    BIO-COMPATIBILITY DATA

6.1	Supplier shall at Buyer's reasonable written request and when available, provide Buyer, for each country where Buyer sells Buyer’s Products, [***], with:

6.1.1	[***]

6.1.2	[***]

6.1.3
letter(s) of entitlement to Buyer to enable the FDA or PMDA to reference relevant Supplier's master file(s) on any FDA OR PMDA submission made by Buyer for any device incorporating Materials supplied hereunder; and

6.2	It shall be at the sole discretion of a regulatory body to:

6.2.1	accept biocompatibility data provided by Supplier, and

6.2.2
to require additional testing. (In the event that additional testing is required by a regulatory body, Supplier may provide further assistance and support to demonstrate the equivalence of and the validity of such additional test data at Supplier’s sole discretion.

7.	[***] PAYMENTS

7.1	The parties agree that the terms set out in this Agreement relating to the payment of [***] in respect of Existing Materials shall supersede the terms set out in the Existing Agreement.

7.2	[***].

7.3	[***].

7.4	Buyer and Supplier agree that:

(i)	[***]

(ii)	[***]

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7.5.	[***].

7.5.1	[***].

7.5.2	[***].

7.6	[***].
8. TERMINATION

8.1
In addition to any other rights of termination which Supplier may have under this Agreement, a party (the "Initiating Party") may terminate this Agreement with immediate effect by written notice to the other party (the "Breaching Party") on or at any time after the occurrence of an event specified in clause 8.2 in relation to the Breaching Party.

8.2    The events are:

8.2.1
the Breaching Party being in breach of a material obligation under this Agreement and, if the breach is capable of remedy, failing to remedy the breach within thirty (30) days starting on the day after receipt of written notice from the Initiating Party. That written notice shall contain details of the breach and shall further require the Breaching Party to remedy the breach and state that a failure to remedy the breach may give rise to termination under clause 8.1. For the purposes of this clause 8.2.1 a breach is capable of remedy if time is not of the essence in performance of the obligation and if the Breaching Party can comply with the obligation within the thirty (30) days period;

8.2.2
the Breaching Party passing a resolution for its winding up or a court of competent jurisdiction making an order for the Breaching Party's winding up or dissolution, or the occurrence of any analogous event in the country of incorporation of the Breaching Party if such party is not incorporated in England; or

8.2.3
the making of an administration order in relation to the Breaching Party or the appointment of a receiver over, or an encumbrancer taking possession of or selling, an asset of the Breaching Party, or the occurrence of any analogous event in the country of incorporation of the Breaching Party if such party is not incorporated in England.

8.3	This Agreement may be terminated at any time during the Initial Term or Extended Term by written mutual agreement between the parties.
8.4    CONSEQUENCES OF TERMINATION

8.4.1	Termination of this Agreement does not affect a party's accrued rights and obligations at the date of termination.

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8.4.2
In the event of Supplier terminating this Agreement pursuant to any breach (whether pursuant to clause 8 or otherwise) by Buyer of the terms of this Agreement or if this Agreement terminates automatically pursuant to clause 9.6, Supplier shall be entitled to discontinue immediately the supply of Materials and cancel any orders then already accepted from Buyer. Each party’s further rights and obligations shall cease immediately on termination except that:

8.4.2.1 Buyer shall immediately pay all amounts outstanding in respect of any invoices for Materials, if not previously paid.
8.4.2.2 Buyer shall be entitled to continue to use any Materials or Existing Materials, in accordance with clause 4, following termination.
8.4.2.3 This clause 8 and clauses 4, 5, 6, 7, 10, 11, 12.1 to 12.8 and Schedule 4 together with those further clauses the survival of which is necessary for the interpretation or enforcement of this Agreement, shall survive termination of this Agreement, and shall continue in full force and effect.
9    GENERAL

9.1
This Agreement constitutes the entire agreement, and supersedes any previous agreements, between the parties relating to the subject matter of this Agreement, in particular the Existing Agreement. Each party acknowledges that it has not relied on or been induced to enter this Agreement by a representation other than those expressly set out in this Agreement. A variation of this Agreement is valid only if it is in writing and signed by a duly authorised representative on behalf of each party. Furthermore, it is the intention of the parties that this Agreement prevail over additional or different terms of any order, confirmation, invoice or similar document, even if accepted in writing by both parties, and that waivers and amendments shall be effective only if made by non-preprinted agreements clearly understood by both parties to be an amendment or waiver hereof.

9.2
A failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy.

9.3	Except where this Agreement provides otherwise, the rights and remedies contained in this Agreement are cumulative and not exclusive of rights or remedies provided by law.

9.4	Each party shall at its own cost do and execute, or arrange for the doing and executing of, each necessary act, document and thing reasonably within its power to implement this Agreement.

9.5
No provision of this Agreement creates a partnership between the parties or makes one party the agent of the other for any purpose. Neither party has the authority or power to bind, to contract in the name of or to create a liability for the other in any way for any purpose. There is not, as at the Effective Date of this Agreement, and never has been, any form of common ownership, common control, common management or any other affiliation between the parties. Supplier and the members of the Group have not and will not participate in the design, manufacture, sale or distribution of any Buyer Products.

9.6
If a provision of this Agreement is held to be invalid, illegal or unenforceable, the parties shall promptly enter into good faith negotiations to agree a mutually satisfactory provision to be substituted for that provision and which as nearly as possible gives effect to their intentions as expressed in this Agreement. This Agreement shall terminate automatically without notice if the parties fail to agree on a substitute provision within one month of the start of those negotiations, unless the invalid, illegal or unenforceable provision is not a material provision, in which case that provision shall be deemed to be struck from the Agreement and the remaining terms of the Agreement shall continue to apply. During those negotiations and if the provision is not material, the parties’ obligations under that provision shall be suspended and the remaining terms of the Agreement shall continue to apply. If the provision is material (such that the operation of this Agreement would be impractical in the event of the suspension of that provision), the parties obligations under the Agreement as a whole shall be suspended during the period of negotiation, except that Buyer shall in that case remain obliged to pay [***].

9.7
A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

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9.8	This Agreement may be executed in any number of counterparts, each of which is an original and all of which together evidence the same agreement.

9.9
Supplier shall be required for the duration of this Agreement to have insurance policies in place covering general liability/ public-products liability of no less than [***] for any one occurrence and [***] in the aggregate for products claims.

10	ASSIGNMENT

10.1
BUYER     MAY ASSIGN OR TRANSFER OR PURPORT TO ASSIGN OR TRANSFER ALL OR ANY PART OF THE BENEFIT OF, OR ITS RIGHTS OR BENEFITS UNDER THIS AGREEMENT TO LDR HOLDING CORPORATION, WITH OFFICES AT 13785 RESEARCH BLVD., SUITE 200, AUSTIN, TX 78750 OR ANY DIRECT OR INDIRECT SUBSIDIARY THEREOF, PROVIDED BUYER GIVES SUPPLIER NO LESS THAN 30 DAYS’ PRIOR WRITTEN NOTICE OF ANY SUCH ARRANGEMENT. HOWEVER, NEITHER PARTY MAY ASSIGN OR TRANSFER OR PURPOST TO ASSIGN OR TRANSFER ALL OR ANY PART OF THE BENEFIT OF, OR ITS RIGHTS OR BENEFITS UNDER THIS AGREEMENT TO ANY PARTY OUSIDE OF ITS OWN GROUP WITHOUT IN EACH CASE HAVING FIRST OBTAINED THE OTHER PARTY'S WRITTEN CONSENT, WITH SUCH WRITTEN CONSENT NOT TO BE UNREASONABLY WITHHELD OR DELAYED

11	NOTICES

11.1	All notices, consents or approvals required by this Agreement shall be in writing to a party at its address or number and for the attention of the individual set out below:

Name of individual	Address	Facsimile Number	E-mail address
The Company Secretary	Technology Centre Hillhouse International Thornton, Cleveleys Lancashire, FY5 4QD England	[***]	[***]
The President Cc: The Supply chain director	Technopole de l’Aube BP 2 10902 Troyes Cedex 9 France	[***]	[***] [***]
A party may change its notice details on giving notice to the other party of the change in accordance with this clause.

12.1
ORDERS, DELIVERY AND RISK Buyer shall place orders for Materials with a lead time of at least sixty (60) days. Each order shall be in full unit quantities. Supplier shall, as soon as reasonably practicable after receipt, notify Buyer of the anticipated delivery date for that order. All orders shall be deemed to incorporate and be subject to the terms and conditions of this Agreement.

12.1.1
All Materials delivered to Buyer shall be FCA (Incoterms 2000) at Supplier's premises in Thornton Cleveleys, England and upon delivery to the proper carrier, risk of loss and delay shall pass to Buyer. Buyer may reject all or any part of any consignment of Materials only on the grounds that it, or part of it does not conform to the Specification or Supply Manufacturing Definition (as the case may be) applicable on the date of manufacture and only by giving Supplier written notice of such rejection immediately on discovery of such lack of conformity, including full details of the reason for such rejection and in any event no later than [***] (“Warranty Notification Period”). If Buyer fails to give such notice of rejection, it shall be deemed to have accepted the consignment in full and acknowledged such Biomaterials conformity with the Specification or such Stock Shape’s

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conformity with the Supply Manufacturing Definition (as the case may be), [***].

12.1.2
Risk in Materials passes from Supplier to Buyer on delivery as provided in this clause. Notwithstanding delivery and passing of risk, Materials will remain the property of Supplier until Buyer pays to Supplier the price payable for the Materials (together with any accrued interest) and until no further sums whatever are due from Buyer to Supplier in respect of the Materials. From delivery until property in the Materials passes to Buyer, Buyer shall insure the Materials for their full value with a reputable insurer and, upon request, shall use reasonable endeavours to have Supplier's interest in the Materials noted on the insurance policy. Until property in the Materials passes to Buyer, Buyer shall hold the proceeds of any claim on the insurance policy on trust for Supplier and shall immediately account to Supplier for any proceeds.

12.2
Time shall be of the essence for all payments under this Agreement. Interest is payable on overdue amounts at the rate of 1% over Barclays Bank plc base rate from time to time to run from the due date for payment until receipt by Supplier of the full amount (including any accrued interest) whether before or after judgment. Supplier may suspend the supply of Materials to Buyer where any amounts are due under this Agreement until all such amounts have been paid. All sums payable in respect of an order, or otherwise under this Agreement, shall be payable in full by Buyer without deduction of any kind, whether by way of set-off, counterclaim or otherwise howsoever. Buyer shall not be entitled to set-off an amount owing or alleged to be owing to it by Supplier against amounts owing by it to Supplier.

12.3
WARRANTY AND LIABILITY - Supplier warrants that the Materials shall, when delivered, either under the Existing Agreement or under this Agreement, comply with the Specification or Supply Manufacturing Definition (as appropriate) applicable at the time of manufacture. Supplier is not liable for any defect in the Materials unless it is notified to Supplier within the time period provided in clause 12.1.1.

12.3.1
If Supplier is liable for breach of warranty under this clause 12.3, Supplier’s only obligation is, at its option, to (i) replace or repair any quantity of the Materials which is damaged or defective; or (ii) refund to Buyer the amount paid by Buyer for the quantity of the Materials the subject of the claim, together with the relevant transportation costs.

12.3.2
Supplier makes no representations and gives no warranties as to the suitability or otherwise of the Materials for use in the manufacture of Buyer Products or any other application. It shall be the sole responsibility of Buyer to determine the suitability of the Materials for use in the manufacture of Buyer Products or any other application. Supplier makes no representations and gives no warranties to Buyer’s customers or agents.

12.3.3
Supplier is not liable for any defect in the Materials caused by fair wear and tear, abnormal or unsuitable conditions of storage or use after delivery, or an act, omission or default of Buyer or a third party.

12.3.4
Supplier is not liable to Buyer for loss of revenues, loss of contracts or loss of profits, whether direct, indirect or consequential loss, nor for any indirect or consequential loss and whether arising from negligence, breach of contract or otherwise howsoever.

12.3.5
Except with respect to Supplier’s indemnification obligations, the entire liability of Supplier under or in connection with the supply of the Materials is limited, in respect of each event or series of connected events, to an amount equal to the cost of the defective or damaged quantity of the Materials which gives rise to such liability as determined by the net price invoiced to Buyer.

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:688837.1

12.3.6	Except as set out in this clause 12.3 all conditions, warranties and representations, express or implied by (i) statute, (ii) common law or (iii) otherwise, in relation to the Materials are excluded.

12.3.7
Nothing in these Conditions shall exclude or limit a party’s liability for (i) fraud (ii) death or personal injury resulting from negligence or any other matter, if and to the extent that under English Law, liability for it cannot be excluded, restricted or limited in the context of this Agreement.

12.3.8	The invalidity, illegality or unenforceability of any part of this Condition does not affect or impair the continuation in force of the remainder of this Condition.

12.4	INDEMNITY -

12.4.1
Buyer agrees with Supplier (for itself and as trustee for other members of the Group) that it shall indemnify and keep indemnified Supplier and other members of the Group (on an after tax basis) from and against any and all losses, liabilities, claims, damages, expenses and costs which Supplier or any other member of the Group may suffer or incur arising directly or indirectly out of or in connection with the supply of the Materials to Buyer (including, without limitation, any and all losses, liabilities, claims, damages, expenses and costs suffered or incurred as a result of defending or settling a claim alleging such a liability) provided however that Supplier shall NOT be entitled to such indemnification to the extent arising or resulting from (i) without prejudice and subject to the limitations on Supplier’s liability set out in clause 12.3 , the failure of the Stock Shape to conform with the Supply Manufacturing Definition where such failure is proved to be the actual and proximate cause of the claimed personal injury of property damage, or (ii) without prejudice and subject to the limitations on Supplier’s liability set out in clause 12.3 , the failure of the Biomaterials to conform with the Specification where such failure is proved to be the actual and proximate cause of the claimed personal injury or property damage, or (iii) any liability of Supplier, for the infringement by Materials (but not (a) Buyer Products or any devices incorporating Materials or (b) the methods of manufacture of Buyer Products or such devices or (c) any use to which Materials, Buyer Products or such devices are or may be put) of the patents or other intellectual property of any person or entity other than Supplier. Supplier shall notify Buyer in writing within a reasonable period of becoming aware of the same, of any claim for which Buyer is liable to indemnify Supplier or another member of the Group under this clause. Supplier shall not admit any liability nor make any payment, settlement, or compromise in respect of any such claim without the prior written consent of Buyer (such consent not to be unreasonably withheld or delayed). Buyer may if it so chooses and by prior written notice to Supplier, in the name of Supplier, conduct the defence, settlement, compromise, counter-claim and any third party proceedings in respect of any such claim provided that Buyer shall keep Supplier regularly informed as to the conduct thereof and that Buyer may not admit liability in respect of or settle any such proceedings without first obtaining Supplier's written consent (such consent not to be unreasonably withheld or delayed).

12.4.2
Supplier agrees with Buyer (for itself, its officers, directors, and shareholders (the “Buyer Group”) that it shall indemnify and keep indemnified Buyer and other members of the Buyer Group (on an after tax basis) from and against any and all losses, liabilities, claims, damages, expenses and costs which Buyer or any other member of the Buyer Group may suffer or incur arising directly or indirectly out of or in connection with any liability of Buyer, for the infringement by Materials or Existing Material (but not (a) Buyer Products or any devices incorporating Materials or Existing Materials or (b) the methods of manufacture of Buyer Products or such devices or (c) any use to which Materials or Existing Material, Buyer Products or such devices are or may be put) of the patents or other intellectual property of any person or entity other than Buyer. Buyer shall notify Supplier in writing within a reasonable period of becoming aware of the same, of any claim for which Supplier is liable to indemnify Buyer or another member of Buyer Group under this clause. Buyer shall not admit any liability nor make any payment, settlement, or compromise in respect of any such claim without the prior written consent of Supplier (such consent not to be unreasonably withheld or delayed). Supplier may if it so chooses and by prior written notice to Buyer, in the name of Buyer, conduct the defence, settlement, compromise, counter-claim and any third party proceedings in respect of any such claim provided that Supplier shall keep Buyer regularly informed as to the conduct thereof and that Supplier may not admit liability in respect of or settle any such proceedings without first obtaining Buyer’s written consent (such consent not to be unreasonably withheld or delayed).

12.5
INTELLECTUAL PROPERTY - All intellectual property (including, but not limited to patents, trademarks, service marks, rights in designs, copyrights, database rights (whether or not any of these is registered and including applications for registrations of the foregoing) and all rights and forms of protection of a similar nature or which have equivalent or similar effect to any of the foregoing which may subsist anywhere in the world) subsisting in or related to the Materials, or biocompatibility data, which vest in Supplier or the Group shall remain vested in Supplier or the Group and except as provided herein Buyer acknowledges that this Agreement does not operate to vest in Buyer any right, title or interest in or to any such intellectual property. Buyer shall not at any time assert any rights in or to the goodwill attaching to any of Supplier’s trade marks (including, without limitation, Supplier’s “SUPPLIER”, “PEEK-OPTIMA”, “OPTIMA” “PEEK-

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CLASSIX”, “ENDOLIGN” and “MOTIS” trademarks) and all such rights shall vest in and enure exclusively for the benefit of Supplier. If Buyer challenges the ownership, validity or subsistence of any intellectual property (including without limitation any trade marks) of Supplier or the Group (or any registrations of or applications to register such intellectual property), then Supplier shall be entitled to terminate this Agreement immediately.

12.6
CONFIDENTIALITY - “Confidential Information” means all confidential information disclosed (whether in writing, orally or by another means and whether directly or indirectly) by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) whether before or after the Effective Date of this Agreement including, without limitation, information relating to the financial arrangements and warranty periods set out in this Agreement and the provisions of clause 12.9 of this Agreement (in relation to which Supplier shall be deemed to be the Disclosing Party) and information relating to the Disclosing Party's products, operations, processes, plans or intentions, product information, know-how, design rights, trade secrets, market opportunities and business affairs (including, without limitation Supplier’s biocompatibility data and updates on that data);

12.6.1
During the Term of this Agreement and after termination or expiration of this Agreement for any reason the Receiving Party (i) may not use Confidential Information for a purpose other than the performance of its obligations, or the exercise of its rights, under this Agreement; (ii) may not disclose Confidential Information to a person except with the prior written consent of the Disclosing Party or if required by law or a court of competent jurisdiction or otherwise in accordance with this clause 12.6.1 and (iii) shall make every effort to prevent the use or disclosure of Confidential Information. Without limitation to the foregoing, the Receiving Party shall (i) notify the Disclosing Party in advance of making any disclosure said to be required by law or a court of competent jurisdiction and (ii) co-operate with the Disclosing Party in taking such steps as may be permitted by law (or by the court) to preserve the confidentiality of the Confidential Information required to be disclosed and prevent it from entering the public domain. Supplier acknowledges Buyer’s obligation to disclose this Agreement pursuant to the U.S. Securities rules and regulations, and consents to such disclosure subject to the terms of clause 13.

12.6.2
During the Term of this Agreement the Receiving Party may disclose Confidential Information to any of its directors, other officers, employees and sub-contractors (each a "Recipient") to the extent that disclosure is reasonably necessary for the purposes of this Agreement. The Receiving Party shall ensure that each Recipient is made aware of and complies with the Receiving Party's obligations of confidentiality under this Agreement as if the Recipient were a party to this Agreement.

12.6.3
This clause does not apply to Confidential Information which either (i) is at the Effective Date of this Agreement, or at any time after that date becomes, publicly known other than by the Receiving Party's or Recipient's breach of this Agreement; or (ii) can be shown by the Receiving Party to the Disclosing Party's reasonable satisfaction to have been known by the Receiving Party before disclosure by the Disclosing Party to the Receiving Party.

12.6.4
On termination of this Agreement both Buyer and Supplier shall return to the other forthwith all Confidential Information in respect of which they are the Receiving Party, including all notes, memoranda or other stored information of any kind summarising such Confidential Information together with all relevant samples and models incorporating or embodying such Confidential Information that it may have in its possession pursuant to this Agreement.

12.7.
FORCE MAJEURE - If Supplier is prevented, hindered or delayed from or in supplying Materials by an event or circumstance beyond the reasonable control of Supplier including, without limitation, strikes, lockouts and other industrial disputes relating to Supplier's workforce, accidents, act of God, war, riot, civil commotion, malicious damage, compliance with a law or governmental order, rule, regulation or direction, reductions in or unavailability of power at manufacturing plant, breakdown of plant or machinery, or shortage or unavailability of raw materials from normal sources or routes of supply(each a “Force Majeure Event”); Supplier may, at its option and without any liability for any loss or damage suffered by Buyer (a) suspend deliveries while the Force Majeure Event (or its effects) continues (or continue); or (b) terminate any order so affected with immediate effect by written notice to Buyer.

12.8 BUSINESS CONTINUITY RECOVERY PLANNING - Supplier shall maintain a business continuity recovery plan to be put into effect if Supplier becomes unable to perform any of its obligations related to the supplying of the Materials for any reason. Supplier business continuity processes are detailed in [***] Schedule 5 of this Agreement.

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 11 of 44

AUS:688837.1
12.9 [***]:
12.9.1    [***].

12.9.2	[***].

12.9.3	[***].

12.9.4	[***].

12.9.5	[***]:

12.9.1	[***];

12.9.3	[***];

12.9.4	[***]

12.9.5	[***].
12.9.6  [***].
12.9.7  [***].

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 12 of 44

12.9.8	[***].

12.9.9	[***].
12.9.10  [***]
12.9.10.1    [***];
12.9.10.2    [***];
12.9.10.3    [***];
12.9.10.4    [***];
12.9.10.5    [***];
12.9.10.6    [***].
12.9.11    [***].
12.9.12    Clause 12.9 shall survive the termination of this Agreement.

13
DISCLOSURE OF AGREEMENT TO US SECURITIES AND EXCHANGE COMMISSION - Buyer may disclose the contents of this Agreement to the U.S. Securities and Exchange Commission (in un-redacted form) for confidential non-public review. However, Buyer may only disclose a redacted version of this Agreement to the U.S. Securities and Exchange Commission (“SEC”) for public review. Buyer and Supplier agree that certain defined terms (including without limitation [***] and [***], clauses 3.2, 4, 5, 6, 7, 12.1.1, 12.3, 12.4, 12.8, 12.9, 13, 14 and schedules 1, 2, 3, 4, 5 of the Agreement shall be redacted as they are material business terms the disclosure of which will cause competitive harm to the parties. Prior to submission to the SEC Buyer shall submit a redacted copy of the Agreement to the Supplier for the Supplier’s prior written approval. In the event the SEC seeks disclosure of any of the abovementioned definitions, clauses and Schedules, Buyer will immediately notify Supplier and the parties shall work together in good faith to limit (to the extent legally permissible) the content of such disclosure. Prior to any revised redacted copy of the Agreement being submitted to the SEC Buyer shall obtain the Supplier’s prior written consent to such submission (not to be unreasonably withheld or delayed). Any other potential redactions requested by Supplier shall be communicated at least fourteen (14) working days to Buyer by Supplier in writing in advance of public disclosure by U.S. Securities and Exchange Commission and Supplier shall act reasonably when considering which redactions are necessary and shall respond promptly to Buyer should Buyer submit a request to Supplier for a list of such required redactions.

14.    CHANGES TO MATERIALS MANUFACTURING PROCESS

14.1	Supplier shall provide Buyer with [***] written notice of all proposed significant changes to the Materials manufacturing process [***]. Such written notice shall include:

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 13 of 44

(a) [***], and
(b) [***].
Buyer shall provide Supplier with full details of any improvements/changes that Buyer wishes to propose in response in writing within [***] of receipt of this written notice. It shall be at the sole discretion of Supplier to implement such improvements/changes.
15.    GOVERNING LAW AND JURISDICTION

15.1
This Agreement and any matter, claim or dispute arising out of or in connection with this Agreement, whether contractual or non-contractual, is to be governed by and construed in accordance with English law.

15.2
Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce, which Rules are deemed to be incorporated by reference into this clause.

15.2.1    The number of arbitrators shall be one.
15.2.2    The seat, or legal place, of arbitration shall be Paris, France.
15.2.3    The language to be used in the arbitral proceedings shall be English.
15.2.4    The governing law of the Agreement shall be the substantive law of English

Signed by for and on behalf of INVIBIO LIMITED	) ) )	____________________________________________ Signature

Signed by for and on behalf of LDR MEDICAL SAS	) ) )	____________________________________________ Signature

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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SCHEDULE 1 - PART I
THE SPECIFICATION

Invibio™
SPECIFICATIONS	biomaterial solutions	Grade: LT1
MANUAL		Page: 1 of 1
ISSUE 3		Rev: 1
Date: 1st June 2012
PEEK-OPTIMA® SPECIFICATION
Grade: LT1		Ref: INV 001

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Notes:
1.     Moisture is measured at time of packing.
PEEK-OPTIMA® is hygroscopic so may absorb moisture during storage and therefore should be dried before use
2.    Nominal Granule Cut Dimensions and Appearance
(a) Dimensions, length 2.0 - 4.0 mm, diameter 2.0 - 3.5 mm.
(b) Granules to be crystalline in appearance and essentially of uniform cut and colour.

3.	Each batch will have FTIR & GPC analysis to confirm that it displays the typical characteristics of PEEK-OPTIMA® LTI

4.	Granules are dusted with Calcium Stearate as a processing lubricant in the range 0.001 - 0.05%

5.	All testing shall be performed to the latest revision of the relevant test method.

SPECIFICATION APPROVAL

/s/ Keith Cartwright	Date: 1st June 2012
Quality Manager

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SCHEDULE 1 - PART II
Supply Manufacturing Definition

Invibio™
SPECIFICATIONS	biomaterial solutions	Grade: LT1R6
MANUAL		Page: 1 of 1
ISSUE 3		Rev: 1
Date: 1st June 2012
Supply Manufacturing Definition
PEEK-OPTIMA® LT1 Extruded/Annealed Rod		Ref: INV 008
Grade:    LT1R6
Diameter:    6.00mm (+0.1mm/+0.4mm)

Sampling and testing:
The tests shown below shall be performed by supplier on material taken from the start and end of each production batch.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:
1.     The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.
2.     Some surface discoloration and/or texture is common and this can be removed by machining.
3.     Gel Permeation Chromatography
The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA® LTI, corresponding with historical GPC data; REF/SPECTRM/LTl/GPC
4.     FTIR.
The material displays the characteristic FTIR spectrum for PEEK-OPTIMA®, corresponding with an historical standard spectrum; REF/SPECTRUM/LTl/FTIR
5.    The base material will be PEEK-OPTIMA® LTI conforming to specification INV 01.
6.    All testing shall be performed to the latest revision of the relevant test method.

SUPPLY MANUFACTURING DEFINITION APPROVAL

/s/ Keith Cartwright	Date: 1st June 2012
Quality Manager

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Invibio™
SPECIFICATIONS	biomaterial solutions	Grade: LT1R20
MANUAL		Page: 1 of 1
ISSUE 3		Rev: 1
Date: 1st June 2012
Supply Manufacturing Definition
PEEK-OPTIMA® LT1 Extruded/Annealed Rod		Ref: INV 021
Grade:         LT1R20
Diameter:    20.00mm (+0.2mm/+1.1mm)

Sampling and testing:
The tests shown below shall be performed by supplier on material taken from the start and end of each production batch.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:
1.     The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.
2.     Some surface discoloration and/or texture is common and this can be removed by machining.
3.     Gel Permeation Chromatography
The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA® LTI, corresponding with historical GPC data; REF/SPECTRM/LTl/GPC
4.     FTIR.
The material displays the characteristic FTIR spectrum for PEEK-OPTIMA®, corresponding with an historical standard spectrum; REF/SPECTRUM/LTl/FTIR
5.    The base material will be PEEK-OPTIMA® LTI conforming to specification INV 01.
6.    All testing shall be performed to the latest revision of the relevant test method.

SUPPLY MANUFACTURING DEFINITION APPROVAL

/s/ Keith Cartwright	Date: 1st June 2012
Quality Manager

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 17 of 44

Invibio™
SPECIFICATIONS	biomaterial solutions	Grade: LT1R30
MANUAL		Page: 1 of 1
ISSUE 3		Rev: 1
Date: 1st June 2012
Supply Manufacturing Definition
PEEK-OPTIMA® LT1 Extruded/Annealed Rod		Ref: INV 021
Grade:         LT1R30
Diameter:    30.00mm (+0.2mm/+1.2mm)

Sampling and testing:
The tests shown below shall be performed by supplier on material taken from the start and end of each production batch.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:
1.     The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.
2.     Some surface discoloration and/or texture is common and this can be removed by machining.
3.     Gel Permeation Chromatography
The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA® LTI, corresponding with historical GPC data; REF/SPECTRM/LTl/GPC
4.     FTIR.
The material displays the characteristic FTIR spectrum for PEEK-OPTIMA®, corresponding with an historical standard spectrum; REF/SPECTRUM/LTl/FTIR
5.    The base material will be PEEK-OPTIMA® LTI conforming to specification INV 01.
6.    All testing shall be performed to the latest revision of the relevant test method.

SUPPLY MANUFACTURING DEFINITION APPROVAL

/s/ Keith Cartwright	Date: 1st June 2012
Quality Manager

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 18 of 44

Invibio™
SPECIFICATIONS	biomaterial solutions	Grade: LT1R40
MANUAL		Page: 1 of 1
ISSUE 3		Rev: 1
Date: 1st June 2012
Supply Manufacturing Definition
PEEK-OPTIMA® LT1 Extruded/Annealed Rod		Ref: INV 025
Grade:         LT1R40
Diameter:    40.00mm (+0.2mm/+1.5mm)

Sampling and testing:
The tests shown below shall be performed by supplier on material taken from the start and end of each production batch.

PROPERTY	TEST METHOD	UNITS	SPECIFICATION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Notes:
1.     The supplied rod may contain levels of black speck intrinsic to all extruded rod stock.
2.     Some surface discoloration and/or texture is common and this can be removed by machining.
3.     Gel Permeation Chromatography
The material displays the characteristic molecular weight distribution curve for PEEK-OPTIMA® LTI, corresponding with historical GPC data; REF/SPECTRM/LTl/GPC
4.     FTIR.
The material displays the characteristic FTIR spectrum for PEEK-OPTIMA®, corresponding with an historical standard spectrum; REF/SPECTRUM/LTl/FTIR
5.    The base material will be PEEK-OPTIMA® LTI conforming to specification INV 01.
6.    All testing shall be performed to the latest revision of the relevant test method.

SUPPLY MANUFACTURING DEFINITION APPROVAL

/s/ Keith Cartwright	Date: 1st June 2012
Quality Manager

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 19 of 44

SCHEDULE 2
Buyer Products

Product Group:	[***]

Range	Commercial reference	Commercial designation
[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***]	[***]	[***]

[***]

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SCHEDULE 3
MATERIALS PRICING

Material	Unit	Minimum quantity per order in Units	Price per Unit in Euro’s excluding VAT
LT1R6	Meter	[***]	[***]
LT1R20	Meter	[***]	[***]
LT1R30	Meter	[***]	[***]
LT1R40	Meter	[***]	[***]

Unless Supplier and Buyer agree otherwise, Supplier shall be entitled to increase the price for the Materials (i) [***] and (ii) no more than once each Year during the Term of this Agreement by no more than [***] per Year upon providing not less than [***] written notice prior to any anniversary of the Effective Date of the Agreement.

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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SCHEDULE 4
[***]
PART A
Existing Agreement.
[***].
PART B
[***]

[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]

[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]

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[***]

1.
[***] Buyer shall keep full, true and accurate books of account, and all other records, including, without limitation, physical stock records, reasonably necessary to verify each such report and shall permit Supplier or a reputable firm of accountants nominated by Supplier access to such books and records on reasonable prior notice during business hours for such verification purposes. If during such a verification process any discrepancy between the reports previously submitted to Supplier and Buyer's books and other records is discovered, Buyer shall on demand pay to Supplier the amount of [***] then unpaid as a result of that discrepancy, plus interest in accordance with 12.1.3 and all costs incurred by Supplier in carrying out the audit. If Supplier discovers a material discrepancy, it shall be entitled to terminate this Agreement with immediate effect.

2.
Supplier shall send an invoice to Buyer related to the [***]. Buyer shall pay all [***] payable under clause 7.3 in respect of the immediately preceding calendar year, by electronic funds transfer to such bank account as may be specified by Supplier within sixty (60) days upon receipt of the invoice by Buyer.

3.
Buyer shall not take any action, including, but without limitation, the transfer of any Buyer Products to any person other than Buyer, intended to, or which might have the effect of, avoiding Buyer's obligations to pay [***] under this Agreement.

4.
The obligations in respect of the payment and reporting of [***], under this this Agreement shall continue in force for so long as Buyer sells supplies or otherwise makes available to third parties Buyer Products incorporating the Materials and shall survive termination or expiry of this Agreement.

5.	[***].

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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SCHEDULE 5
Invibio’s Business Continuity Processes
Invibio is committed to safety and risk management as the highest priority, such that activities should not harm employees, the public, the environment or our ability to supply our customers.

The Invibio Risk Management Group delivers this commitment by the following systems:

1.    Analysis and management of supply chain risk

Risk analysis and risk management are core to both supply chain control and product development. Invibio’s product development procedures ensure new products and processes are assessed by Failure Modes and Effects Analyses. This process allows Invibio to:

•	Identify the possible failure modes of new products or processes

•	Identify the causes of failures and likely occurrence rates

•	Identify current control measures and evaluate current detection capability

•	Evaluate residual risks and drive process improvement

•	Drive appropriate quality control plans to ensure product quality

•	Ensure informed management approval is given before commercialising a new product

Existing products and processes are regularly reviewed to ensure assessments remain current, highlighted improvement actions are completed on time and any residual risk is acceptable to the business.

Invibio has clear escalation processes to ensure management control and approval.
Critical and Significant risks are documented in a Risk Register and subject to multiple management reviews.

•	All significant product and process risks are reviewed quarterly by line management.

•	All incomplete improvement actions are reviewed quarterly by line management.

•	[***].

•	[***].

Invibio’s risk analysis and management process ensures that risks are managed, continued operation of processes is subject to management approval and improvement actions are driven to completion.

Implementation of controls captured by risk analysis drives assurance of a robust supply chain and safe products required to allow Invibio to support long term supply agreements in medical implant applications.

2.    Management and control of suppliers

Supplier controls are key to implementing controls for processes not completed by the Victrex PLC group. The processes used for implementing supplier controls are shown below:

Invibio uses a purchasing system linked to an approved supplier list to ensure that purchase orders can only be placed on approved suppliers. Approval for a supplier is granted for a defined period of time ensuring supplier reviews are completed. If supplier approvals lapse then no purchase orders can be raised until a supplier review is completed.

Contractual obligations - Suppliers critical to the supply chain are contractually bound to Invibio, often exclusively. Contractual agreements allow Invibio to develop long term relationships with key suppliers, clearly define responsibilities of all parties, and restrict changes in the supply chain.

Manufacturing controls and procedures - Invibio documents the critical requirements of a process and its expectations for controls. The supplier both agrees and is bound by these detailed requirements.

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Confidential	Page 42 of 44

Process FMEA agreement - Invibio and its suppliers jointly agree the content of process FMEA’s for each core process. Suppliers agree to be bound by the documented controls and to complete process improvement actions.

Specification - All materials toll manufactured or purchased are controlled by a specification. Within the specification are any key parameters that require verification for every batch, based on risks from FMEA analyses.

Auditing - Invibio completes supplier conformance audits against the agreed standards based on a defined schedule. In addition Invibio completes line clearance audits before each production campaign. Such line audits are designed to ensure standards of line preparation and equipment maintenance are maintained by suppliers.

Supplier Meetings - Invibio holds regular meetings with key suppliers to ensure controls and processes remain appropriate and to drive continual improvement. It is a key strategy of Invibio that regular face to face contact with suppliers is an effective method of ensuring both Invibio and the supplier are working toward common goals.

Scorecards - Invibio documents supplier performance on supplier scorecards to further drive improvement.

3.    Process and production control

The majority of the PEEK-OPTIMA® processing is completed within the Victrex PLC group. This allows tight control of process and process change for the key stages of the supply chain.

The Victrex PLC group owns and controls the Manufacture of PEEK-OPTIMA® monomers and key monomer pre-cursors, PEEK-OPTIMA® powder, PEEK-OPTIMA® granules and injection moulding of component forms.

[***]:

[***]

4.    Business continuity planning

Invibio’s focus on risk and process controls has proven to be an effective method of reducing risks of supply chain events. Invibio can demonstrate a history of exceptional control and minimal supply issues.

However, Invibio are not complacent that supply controls are sufficient guarantee of business continuity. To ensure continuity is maintained in the event of a supply failure, all of Invibio’s key processes and supply routes are analysed for business continuity. A review of the business continuity plan is completed annually to ensure all plans are current, [***]:

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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[***].

5.    Infrastructure planning

Invibio operate a Sales and Operations planning process to ensure continued supply of materials.

Invibio’s S&OP manages the following:

Demand forecasting - demands are forecasted based on historical trending and commercial input. Demands are reviewed monthly by a cross functional team. The agreed forecast drives stock holding set-points, Materials Requirements Planning and production scheduling as part of an integrated planning solution. Any requirements for business continuity are captured in the stock holding set-points.

Capacity planning - Long term business forecasts, historical trends and product pipeline projections are reviewed quarterly to ensure sufficient infrastructure is in place to maintain supply. This review drives strategic supply decisions and investment plans.

6.    Crisis planning

Invibio has a crisis response plan agreed and documented in its quality management system. All key decision makers are issued with a full copy of the plan and crisis cards are issued to all employees

Crisis cards document the reporting lines when presented with a potential crisis event.

The crisis procedure covers the decision process on whether an event is a crisis and the immediate actions to gather a crisis management team and set up a crisis control centre. A checklist is included of items to consider in most crisis events along with specific guidance for managing some foreseeable crisis events.

A key deliverable of the crisis recovery process is clear definition of responsibilities for recovery and communication requirements to customers and internal stakeholders.

[***] Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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